UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 22, 2006

QUICKSILVER RESOURCES INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14837	75-2756163
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 West Rosedale, Suite 300

Fort Worth, Texas 76104

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 665-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

2006 Equity Plan

On March 17, 2006, the Board of Directors of Quicksilver approved the Quicksilver Resources Inc. 2006 Equity Plan, subject to stockholder approval, and recommended that the 2006 Equity Plan be submitted to Quicksilver’s stockholders at the annual meeting of stockholders in 2006. On May 23, 2006, Quicksilver’s stockholders approved the 2006 Equity Plan. The 2006 Equity Plan provides for grants of stock options, appreciation rights, restricted shares, restricted stock units, performances shares and performances units and senior executive plan bonuses. Executive officers, other employees, consultants and non-employee directors of Quicksilver or a subsidiary of Quicksilver are eligible to participate in the 2006 Equity Plan.

Non-employee directors in office on the first business day of each year during the term of the 2006 Equity Plan will receive a grant of (i) restricted shares having a value equal to $60,000 as of the date of grant and (ii) $60,000 in cash, or at the election of the non-employee director (which election, if any, must be made on or prior to the last day of the preceding calendar year), either (a) an additional grant of restricted shares having a value equal to $60,000 as of the date of grant or (b) a stock option having a value equal to $60,000 as of the date of grant.

The foregoing description is qualified in its entirety by reference to the full text of the 2006 Equity Plan, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Forms of Award Agreements Under 2006 Equity Plan

On May 22, 2006, the Compensation Committee of the Board of Directors of Quicksilver approved the following forms of award agreements to evidence awards to employees of Quicksilver or a subsidiary of Quicksilver of restricted stock, restricted stock units, incentive stock options and non-qualified stock options granted under the 2006 Equity Plan:

•	Restricted Share Agreement;

•	Restricted Stock Unit Agreements;

•	Incentive Stock Option Agreement; and

•	Non-Qualified Stock Option Agreement

The forms of the Restricted Share Agreement, Restricted Stock Unit Agreements, Incentive Stock Option Agreement and Non-Qualified Stock Option Agreement are attached as Exhibits 10.2, 10.3, 10.4, 10.5 and 10.6 respectively, to this Current Report on Form 8-K and incorporated herein by reference.

In addition, on May 23, 2006, the Board of Directors of Quicksilver approved a form of Restricted Share Agreement and a form of Non-Qualified Stock Option Agreement to evidence grants to non-employee directors of restricted stock and non-qualified stock options granted under the 2006 Equity Plan. The forms of the Restricted Share Agreement and Non-Qualified Stock Option Agreement are attached as Exhibits 10.7 and 10.8 respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Non-Employee Director Compensation

On May 23, 2006, the Board of Directors of Quicksilver approved an increase in the cash portion of the annual fee payable to each of Quicksilver’s non-employee directors. In addition to the $60,000 cash payment (which was subject to a timely election to receive restricted stock or stock options in lieu of such cash payment) each non-employee director will receive an additional $46,250 in cash in 2006. The portion of the annual fee payable to each of Quicksilver’s non-employee directors in restricted stock for their services in 2006 was left unchanged at $60,000.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits:

Exhibit Number	Description

10.1	2006 Equity Plan (filed as Appendix C to Quicksilver Resources Inc. Proxy Statement filed April 7, 2006 and included herein by reference)

10.2	Form of Restricted Share Agreement pursuant to the 2006 Equity Plan

10.3	Form of Quicksilver Resources Inc. Employee Restricted Stock Unit Agreement pursuant to the 2006 Equity Plan

10.4	Form of Quicksilver Resources Canada Inc. Employee Restricted Stock Unit Agreement pursuant to the 2006 Equity Plan

10.5	Form of Incentive Stock Option Agreement pursuant to the 2006 Equity Plan

10.6	Form of Non-Qualified Stock Option Agreement pursuant to the 2006 Equity Plan

10.7	Form of Non-Employee Director Restricted Share Agreement pursuant to the 2006 Equity Plan

10.8	Form of Non-Employee Director Non-Qualified Stock Option Agreement pursuant to the 2006 Equity Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUICKSILVER RESOURCES INC.

By:	/s/ Philip Cook
Philip W. Cook Senior Vice President – Chief Financial Officer

Date: May 25, 2006

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	2006 Equity Plan (filed as Appendix C to Quicksilver Resources Inc. Proxy Statement filed April 7, 2006 and included herein by reference)

10.2	Form of Restricted Share Agreement pursuant to the 2006 Equity Plan

10.3	Form of Quicksilver Resources Inc. Employee Restricted Stock Unit Agreement pursuant to the 2006 Equity Plan

10.4	Form of Quicksilver Resources Canada Inc. Employee Restricted Stock Unit Agreement pursuant to the 2006 Equity Plan

10.5	Form of Incentive Stock Option Agreement pursuant to the 2006 Equity Plan

10.6	Form of Non-Qualified Stock Option Agreement pursuant to the 2006 Equity Plan

10.7	Form of Non-Employee Director Restricted Share Agreement pursuant to the 2006 Equity Plan

10.8	Form of Non-Employee Director Non-Qualified Stock Option Agreement pursuant to the 2006 Equity Plan